UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 23, 2014

Entegra Financial Corp.

(Exact name of registrant as specified in its charter)

North Carolina	001-35302	56-0306860
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 One Center Court, Franklin, North Carolina

(Address of principal executive offices) (Zip Code)

(828) 524-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 24, 2014, Entegra Financial Corp. (the “Company”), the proposed stock holding company for Macon Bank (the “Bank”), announced that the members of Macon Bancorp have approved the Plan of Conversion pursuant to which Macon Bancorp will convert to the stock holding company form of organization. The Company also announced the results of its offering of shares of common stock in connection with the conversion.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated September 24, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRA FINANCIAL CORP.

Date: September 24, 2014	By:	/s/ Roger D. Plemens
Roger D. Plemens
President and Chief Executive Officer